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                                                                    EXHIBIT 10.2












                           KEY EMPLOYEE INCENTIVE PLAN

                                       OF

                             SRA INTERNATIONAL, INC.











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                                      INDEX
                                      -----

I. GENERAL.....................................................................1

   1.1   Purpose of the Plan...................................................1

   1.2   Administration of the Plan............................................1

   1.3   Eligible Participants.................................................2

   1.4   Awards Under the Plan.................................................2

   1.5   Limitation of Shares Issuable.........................................2

   1.6   Other Compensation Programs...........................................3

II. STOCK OPTIONS..............................................................3

   2.1   Eligibility...........................................................3

   2.2   Terms and Conditions of Incentive Stock Options.......................3

   2.3   Terms and Conditions of Non-Statutory Stock Options...................6

   2.4   Surrender of Options..................................................7

III. ADDITIONAL PROVISIONS.....................................................8

   3.1   General Restrictions..................................................8

   3.2   Adjustments for Changes in Capitalization.............................8

   3.3   Amendments............................................................8

   3.4   Cancellation of Awards................................................9

   3.5   Shares Subject to the Plan............................................9

   3.6   Rights and Obligations of a Stockholder...............................9

   3.7   Withholding..........................................................10

   3.8   Non-assignability....................................................10

   3.9   Non-uniform Determinations...........................................10

   3.10  No Guarantee of Employment...........................................10

   3.11  Effective Date.......................................................11


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                           KEY EMPLOYEE INCENTIVE PLAN

                                       OF

                             SRA INTERNATIONAL, INC.

                                   I. GENERAL
                                      -------

         1.1   Purpose of the Plan
               -------------------

               The Key Employee Incentive Plan (the "Plan") of SRA International, Inc. (the "Company") is intended to advance the best interests of the Company by providing key employees with additional incentives through the grant of various types of awards based on the performance, singly or in combination, of the employee or the Company, and through the grant of options to purchase shares of Class A or Class B Common Stock (the "Common Stock") of the Company, thereby increasing the personal stake of such key employees in the continued success and growth of the Company and encouraging them to remain in the employ of the Company.

         1.2   Administration of the Plan
               --------------------------

               (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company, or by a Committee of the Board of Directors. If a Committee is designated to administer the Plan, each member of the Committee shall not be eligible to participate in the Plan during the time he serves as a
      ---------------
member of the Committee. Unless the context otherwise requires, references hereunder to the Board shall include the Committee, if one is appointed and acting at the time of such action. The Board shall have the full and final authority in its discretion to interpret conclusively the provisions of the Plan; to adopt such rules and regulations for carrying out the Plan as it may deem advisable; to decide all questions of fact arising in the application of


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the Plan; and to make all other determinations necessary or advisable for the administration of the Plan.

               (b) The Board shall meet once each fiscal year, and at such additional times as it may determine or at the request of the President of the Company, to designate the eligible employees, if any, to be granted awards under the Plan and the type and amount of such awards and the time when awards will be granted. All awards granted under the Plan shall be on the terms and subject to the conditions hereinafter provided.

         1.3   Eligible Participants
               ---------------------

               Key employees, including officers and such other persons as may be designated by the Board, of the Company and its Subsidiaries (the Term "Subsidiary" or "Subsidiaries" hereinafter means any subsidiary corporation as defined in Section 425(f) of the Internal Revenue Code of 1954, as amended) shall be eligible to participate in the Plan. Persons who are not employees of the Company or a Subsidiary shall not be eligible to receive Incentive Stock Options granted under the Plan.

         1.4   Awards Under the Plan
               ---------------------

               Stock options granted under the Plan shall be options to purchase shares of either Class A or Class B Common Stock of the Company.

         1.5   Limitation of Shares Issuable
               -----------------------------

               Subject to Section 3.2, the aggregate number of shares of Common Stock that may be issued pursuant to the Plan shall not exceed 1,000,000 shares. Options may be allotted to such eligible participants, and in such amounts, as the Board, in its discretion, may from time to time determine; provided, however, that the aggregate fair market value (determined as of the time the option is granted) of the Common Stock for which any eligible employee may be



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granted Incentive Stock Options, as defined in Section 422A(b) of the Internal
Revenue Code of 1954, as amended, in any calendar year (under the Plan or any other plan of the Company pursuant to which such Incentive Stock Options may be granted) shall not exceed $100,000 plus any Unused Limit Carryover to such year. "Unused Limit Carryover" to any calendar year shall have the meaning assigned to such term by Section 422A(c)(4) of the Internal Revenue Code of 1954, as amended.

         1.6   Other Compensation Programs
               ---------------------------

               The existence and terms of the Plan shall not limit the authority of the Board in compensating employees of the Company in such other forms and amounts, including other plans or arrangements, as it may determine from time to time.

                               II. STOCK OPTIONS
                                   -------------

         2.1   Eligibility
               -----------

               Eligibility for the award of options pursuant to Article II shall be determined pursuant to Section 1.3 of the Plan.

         2.2   Terms and Conditions of Incentive Stock Options
               -----------------------------------------------

               Subject to the following provisions, all Incentive Stock Options shall be in such form and upon such terms and conditions as the Board, in its discretion, may from time to time determine.

               (a) Option Price. The price per share shall be at least the fair
                   ------------
market value of the Common Stock at the time the Incentive Stock Option is granted. Notwithstanding the foregoing, if the Board grants an Incentive Stock Option to an individual who, at the time the option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of its Parent or Subsidiary Corporation (as such terms are defined, respectively, in Section 425(e) and (f) of the Internal Revenue Code of 1954,

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as amended), the option price shall be at least 110 percent of the fair market value of the Common Stock at the time the Incentive Stock Option is granted.

               (b) Term of Option. The term of an Incentive Stock Option shall
                   --------------
not exceed ten years from the date of grant; provided, however, that if the Board grants an Incentive Stock Option to an individual who, at the time the option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or its Parent or Subsidiary Corporation, such Incentive Stock Option by its terms shall not be exercisable after five years from the date such option is granted.

               (c) Payment and Delivery. Payment for shares as to which an
                   --------------------
Incentive Stock Option is exercised shall be made in such manner and at such time or times as shall be provided by the Board at the time of grant, in cash, in Common Stock of the Company or in any combination thereof.

               (d) Exercise of Option. Incentive Stock Options shall be
                   ------------------
exercisable in whole or in part after completion of such periods of service as the Board shall specify when granting the Incentive Stock Option; provided, however, that an option intended to be an Incentive Stock Option, shall not become initially exercisable until such date, if any, as may be required by the provisions of Section 422A of the Internal Revenue Code of 1954, as amended, or the regulations thereunder for such option to qualify as an Incentive Stock Option. In no event, however, and notwithstanding paragraphs (f) and (g) of this
Section 2.2, may an Incentive Stock Option be exercised after the expiration of ten years from the date of grant.

               (e) Nontransferability of Options. Incentive Stock Options shall
                   -----------------------------
not be transferable except that upon the death of the holder, the holder's Incentive Stock Options may


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be transferred to the executor or administrator of the holder's estate, or to a person who acquired the right to exercise such Incentive Stock Option by bequest or inheritance or by reason of the death of the holder.

               (f) Termination of Employment. A holder's Incentive Stock Option
                   -------------------------
privileges shall expire sixty days after the termination of the holder's employment for any reason other than death, disability (as determined in accordance with Section 105(d)(4) of the Internal Revenue Code of 1954, as amended) or retirement (under a retirement program of the Company or otherwise as determined by the Board), and shall be limited to the shares which could have been purchased by the holder at the date of termination of employment.

               (g) Termination of Employment by Reason of Death, Disability or
                   -----------------------------------------------------------
Retirement. The holder's Incentive Stock Option privileges may be exercised
----------
within three months after termination of employment if termination is by reason of retirement, and one year after termination of employment if termination is by reason of disability, and shall be limited to the shares which could have been purchased by the holder at the date of termination of employment. The Incentive Stock Option privileges of a holder whose employment is terminated by death, or who dies after termination of employment but during the time the holder's Incentive Stock Option privileges continue as provided in Paragraphs (f) and
(g), shall be limited to the shares which could have been purchased by the holder at the time of the holder's death; and such Incentive Stock Option privileges shall expire three (3) years after the date of termination of employment by reason of death, retirement or disability.

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         2.3   Terms and Conditions of Non-Statutory Stock Options
               ---------------------------------------------------

               Subject to the following provisions, all non-statutory stock options shall be in such form and upon such terms and conditions as the Board, in its discretion, may from time to time determine, and may be granted to persons eligible to receive options as provided in Section 1.3 of the Plan.

               (a) Option Price. The option price per share shall be as
                   ------------
established by the Board at the date of grant of option.

               (b) Term of Option. The term of a non-statutory stock option
                   --------------
shall be established by the Board.

               (c) Payment. Payment for shares as to which a non-statutory stock
                   -------
option is exercised shall be made in such manner and at such time or times as shall be provided by the Board at the time of grant, in cash, in Common Stock of the Company or in any combination thereof.

               (d) Exercise of Option. Non-statutory stock options shall be
                   ------------------
exercisable in whole or in part after completion of such periods of service as the Board shall specify when granting the non-statutory stock option.

               (e) Nontransferability of Options. Non-statutory stock options
                   -----------------------------
shall not be transferable except that upon the death of a holder, the holder's non-statutory stock options may be exercised by the executor or administrator of the holder's estate, or by a person who acquired the rights to exercise such non-statutory stock option by bequest or inheritance or by reason of the death of the holder.


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         2.4   Surrender of Options
               --------------------

               The Board, either at the time of grant, or at the request of the option holder at the time of exercise, of any stock option, may provide for surrender of any stock option and payment in consideration therefore of an amount per share equal to the difference between the option price per share (as established pursuant to paragraph (a) of Section 2.2. or 2.3, subject to adjustment, if any, pursuant to Section 3.2) and the fair market value per share at the time of surrender of the stock option. For the purposes of this Section 2.4, during all periods of time before the first date that the Company has issued and outstanding shares of Common Stock held of record by 300 stockholders and the price of the Common Stock of the Company is quoted upon a recognized securities market, the fair market value of a share of the Common Stock shall be the net worth per share of the Company. Such net worth shall be the net worth per share shown on a consolidated balance sheet of the Company as of the end of its most recently completed fiscal year, which net worth shall be determined on an accrual basis and in accordance with generally accepted accounting principles, consistently applied with the audited consolidated financial statements of the Company for such fiscal year. After the first date that the Company has issued and outstanding shares of Common Stock held of record by 300 stockholders and the price of the Common Stock of the Company is quoted upon a recognized securities market, the fair market value shall be the mean between the high and low quoted prices on such market for the day of determination. Such payments shall be made in cash; provided, however, that any such payment may, at the option of the Board, be made in whole or in part in Common Stock of the Company.

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                           III. ADDITIONAL PROVISIONS
                                ---------------------

         3.1   General Restrictions
               --------------------

               Each award under the Plan shall be subject to the requirement that, if at any time the Board shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under and state or federal law, or (ii) the consent or approval of any government regulatory body or (iii) an agreement by the recipient of an award with respect to the disposition of shares of Common Stock is necessary or desirable as a condition of, or in connection with, the granting of such award or the issuance or purchase of shares of Common Stock thereunder, such award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Board.

         3.2   Adjustments for Changes in Capitalization
               -----------------------------------------

               In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, rights offer, liquidation, dissolution, merger, consolidation, spinoff or sale of assets, or any other change in or affecting the corporation structure or capitalization of the Company, the Board shall make such adjustment, if any, as the Board may recommend and as the Board in its discretion may deem appropriate in the number and kind of shares authorized by the Plan, and in the number, option price or kind of shares covered by outstanding awards under the Plan.

         3.3   Amendments
               ----------

               The Board may discontinue the Plan at any time, and may amend it from time to time, but no amendment, without approval by stockholders, may (a) increase the total number of shares which may be issued under the Plan (except as provided in Section 3.2), (b) reduce the

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option price for shares which may be purchased pursuant to awards under Article
II hereof, (c) extend the period during which awards may be granted, or (d) change the class of persons eligible to receive options under the Plan, or (e) otherwise materially increase the benefits accruing to participants under the Plan, and (other than as contemplated by Section 3.2), no outstanding option may be revoked, or altered in a manner unfavorable to the holder, without the consent of the holder. Approval of stockholders shall mean the affirmative vote or written consent of a majority of the votes of those holders of Common Stock entitled to vote in the election of directors.

         3.4   Cancellation of Awards
               ----------------------

               Any award granted under the Plan may be cancelled at any time with the consent of the holder and a new award may be granted to such holder in lieu thereof.

         3.5   Shares Subject to the Plan
               --------------------------

               Shares distributed pursuant to the Plan shall be made available from authorized but unissued shares, from shares issued and held in the treasury of the Company or from shares purchased or otherwise acquired by the Company for use in the Plan, as shall be determined from time to time by the Board.

         3.6   Rights and Obligations of a Stockholder
               ---------------------------------------

               As a condition precedent to the obligation of the Company to issue and deliver any share of Common Stock upon exercise of an option granted hereunder, the holder of such option shall have entered into a stock purchase agreement in form satisfactory to the Company. This condition precedent shall terminate and expire on the first date that the Company has issued and outstanding shares of Common Stock held of record by 300 stockholders and the price of the Common Stock of the Company is quoted upon a recognized securities market.

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               Holders of options awarded under the Plan, unless otherwise provided by the Plan, shall have no rights as stockholders by reason thereof unless and until certificates for shares of Common Stock are issued to them.

         3.7   Withholding
               -----------

               Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the holder to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax liability prior to the delivery of any certificate or certificates for such shares. Whenever under the Plan payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any federal, state or local withholding tax liability.

         3.8   Non-assignability
               -----------------

               Except as expressly provided in the Plan or in an agreement issued under the Plan, no award under the Plan shall be assignable or transferable by the holder thereof except by will or by the laws of descent and distribution. During the life of the holder, awards under the Plan shall be exercisable only by such holder or by the guardian or legal representative of such holder.

         3.9   Non-uniform Determinations
               --------------------------

               Determinations by the Board under the Plan (including, without limitation, determinations of the persons to receive awards, the form, amount and timing of such awards, and the terms and provisions of such awards and the agreements evidencing same) need not be uniform and may be made by the Board selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

         3.10  No Guarantee of Employment
               --------------------------

               The grant of an award under the Plan shall not constitute an assurance of continued employment for any period.

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         3.11  Effective Date
               --------------

               The Plan shall become effective as of the date it is adopted by the Board of Directors.

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